Exhibit 99.1

NEWS RELEASE COMPUWARE CORPORATION
Corporate Headquarters One Campus Martius • Detroit, Michigan 48226 (313) 227-7300 For Immediate Release January 17, 2012

Compuware Announces Preliminary Q3 Financial Results

APM, Covisint and Changepoint Businesses Accelerate; Mainframe License Fees Dip Year-over-year

Preliminary Q3 Results:

•	Compuware Total Revenue Increases 2 Percent Year-over-year; Earnings Per Share Expected to Be 10 Cents

•	APM Total Revenue Increases 16 Percent Year-over-year, 15 Percent Sequentially

o	SaaS Revenue up 9 Percent, On-premises License Fees up 16 Percent Year-over-year

•	Covisint Revenue Increases 29 Percent Year-over-year

•	Mainframe Solutions Total Revenue Decreases 10 Percent Year-over-year

•	Changepoint Total Revenue Increases 32 Percent Year-over-year

•	Uniface Total Revenue Decreases 3 Percent Year-over-year

DETROIT--January 17, 2012--Compuware Corporation (Nasdaq: CPWR), the technology performance company, today announced preliminary financial results for its third quarter ended December 31, 2011.

“Compuware achieved a number of important goals in Q3, including returning our APM business unit to healthy growth and delivering a 29 percent revenue increase for Covisint,” said Compuware CEO Bob Paul. “Despite these accomplishments, we did not reach our high expectations for APM growth rates and Mainframe Solutions total revenue in Q3.

“In Q4, we expect our APM revenue to accelerate and our Covisint business to continue its positive momentum,” continued Paul. “For the fiscal year – due to APM’s slower-than-expected start and the flattening of the Mainframe Solutions business in the second half – we now expect EPS of 40 – 42 cents per share on roughly 8 – 10 percent revenue growth. Most importantly, we expect every Compuware business unit to deliver yearly revenue growth, setting the foundation for positive momentum in the fiscal year ahead and positioning us to achieve Compuware’s three-year revenue and profitability goals.”

Compuware Corporation

Compuware Corporation, the technology performance company, provides software, experts and best practices to ensure technology works well and delivers value. Compuware solutions make the world’s most important technologies perform at their best for leading organizations worldwide, including 46 of the top 50 Fortune 500 companies and 12 of the top 20 most visited U.S. web sites. Learn more at: http://www.compuware.com.

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Compuware Announces Preliminary Q3 Financial Results
January 17, 2012

Preliminary Results Conference Call Information

Compuware will host a conference call to discuss these results today at 9 a.m. Eastern time (04:00 GMT). To join the conference call, interested parties in the United States should call 800-288-8974. For international access, the conference call number is +1-612-332-0345. No password is required.

A conference call replay will also be available. The United States replay number will be 800-475-6701, and the international replay number will be +1-320-365-3844. The replay passcode will be 233927. Additionally, investors can listen to the conference call via webcast by visiting the Compuware Corporation Investor Relations web site at http://www.compuware.com.

Press Contact

Lisa Elkin, Vice President, Communications and Investor Relations, +1-313-227-7345

Certain statements in this release that are not historical facts, including those regarding the Company’s future plans, objectives and expected performance, are “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this release. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company’s reports filed with the Securities and Exchange Commission. Readers are cautioned to consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.